THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of March 20, 1997, by and between Covol Technologies, Inc., a Delaware corporation (the "Company"), and PacifiCorp Financial Services, Inc., an Oregon corporation ("PFS").

     WHEREAS this Agreement is made pursuant to the Convertible Loan and Security Agreement, dated as of the date hereof (the "Loan Agreement"), by and between the Company and PFS, whereby the Company has agreed, among other things, to issue shares of its Common Stock, par value $.001 per share (the "Common Stock"), to PFS upon conversion of indebtedness outstanding thereunder.

     WHEREAS to induce PFS to enter into the Loan Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and PFS agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

     1.1 Certain Definitions. In  this  Agreement,  capitalized  terms and other
defined   terms   described   below  shall  have  the   meanings  set  forth  or
cross-referenced below:

          "Blue Sky Filing" has the meaning set forth in Section 2.7(a) of this Agreement.

          "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Common Stock" has the meaning set forth in the introduction to this Agreement.

          "Company" has the meaning set forth in the introduction to this Agreement.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section therein shall include a reference to the comparable section, if any, of any such successor federal statute.

          "Holder" means any Person owning or having a right to acquire Registrable Securities, including any assignee thereof in accordance with
Article VII hereof.

          "Initiating Holders" has the meaning set forth in Section 2.1(a) of this Agreement.

          "Loan Agreement" has the meaning set forth in the introduction to this Agreement.

          "Person" means a corporation, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

          "Registrable Securities" means any shares of Common Stock issued pursuant to the Loan Agreement, or issued, with respect to such Common Stock, as a stock dividend, stock split or other distribution or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been sold pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they represent less than one percent (1%) of the issued and outstanding Common Stock and they shall be eligible for sale pursuant to Rule 144 (or any successor provision) under the Securities Act, (iv) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (v) they shall have ceased to be outstanding. Calculations of required percentages of Registrable Securities herein shall be determined by the number of shares of Common Stock included in, and the number of shares of Common Stock issuable with respect to, the Registrable Securities that are the subject of such calculation.

          "Registration Expenses" has the meaning set forth in Section 2.9 of this Agreement.

          "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section therein shall include a reference to the comparable section, if any, of any such successor federal statute.


                                   ARTICLE II
                     REGISTRATION UNDER SECURITIES ACT, ETC.

     2.1 Demand Registration.

          (a) Request. At any time on or after the date of this Agreement, upon the written request of the Holder or Holders of at least twenty-five percent (25%) of the Registrable Securities then outstanding (the "Initiating Holders") that the Company effect the registration under the Securities Act of all or part of such Holders' Registrable Securities specifying the types of Registrable Securities to be registered and the intended method of disposition thereof, the Company will give prompt written notice of such request to all registered Holders of Registrable Securities, and thereupon the Company will use its best efforts to effect the registration under the Securities Act of:

          (i) Registrable Securities which the Company has been requested to register by the Initiating Holders, and

          (ii) all other Registrable Securities which the Company has been requested to register by written request of the Holders thereof given to the Company within thirty (30) days after the giving of the aforesaid written notice by the Company (specifying the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the intended disposition of the Registrable Securities to be so registered.

          (b) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to this Section 2.1 in connection with an underwritten offering, securities other than Registrable Securities may be included among the securities covered by such registration unless the managing underwriter of such offering shall in writing have advised the Company and the Holders requesting registration that the inclusion of such other securities would adversely affect such offering.

          (c) Registration Statement Form. Registrations under this Section 2.1 shall be o such appropriate registration form of the Commission (i) as shall be selected by the Company and as shall be reasonably acceptable to the Initiating Holders and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the requests for such registration. The Company agrees to include in any such registration statement all information which, in the opinion of both counsel to the Initiating Holders and counsel to the Company, is required to be included.

          (d) Effective Registration Statement. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected and will not be considered one of the three (3) demand registrations which may be requested pursuant to this Section 2.1 (i) unless a registration statement with respect thereto has become effective, (ii) if after it has become effective, it does not remain effective for a period of at least sixty (60) days (unless the Registrable Securities registered thereunder have been sold or disposed of prior to the expiration of such sixty (60) day period) or such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of the failure or refusal of a Holder of Registrable Securities to satisfy or perform a condition to such closing.

          (e) Priority in Demand Registrations. If a demand registration pursuant to this Section 2.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy sent to each Holder of the Registrable Securities requesting registration) that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Initiating Holders, such registration will include only that number of the Registrable Securities which the Company is so advised can be sold in such offering, drawn pro rata from the Holders of the Registrable Securities requesting such registration on the basis of the percentage of Registrable Securities held by the Holders of Registrable Securities which have requested that such securities be included. In connection with any such registration, no securities other than the Registrable Securities shall be covered by such registration.

          (f) Three Demand Registrations. Demand registrations may only be requested by one or more Holders, and notwithstanding anything in this Section
2.1 to the contrary, the Company shall not be required to effect (i) more than a total of three (3) registrations pursuant to this Section 2.1 or (ii) more than one registration pursuant to this Section 2.1 in any consecutive twelve (12) month period.

     2.2 Incidental Registration.

          (a) Right to Include the Registrable Securities. Each time the Company proposes to register any of its securities under the Securities Act by registration on Forms S-1, S-2 or S-3 or any successor or similar form(s) (except registrations on such Forms solely for registration of shares in connection with any employee benefit plan on Form S-8 or an acquisition, exchange, merger or consolidation on Form S-4), whether or not for sale for its own account, it will give prompt written notice to all Holders of the Registrable Securities of its intention to do so and of such Holders' rights under this Section 2.2. Upon the written request of any such Holder (specifying the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), made within ten (10) days after the receipt of any such notice, the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of such Registrable Securities to be so registered. If the Company thereafter determines for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder of the Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of the obligation to register such Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights (if any) of Holders to request that such registration be effected as a registration under Section 2.1, and (ii) in the case of a determination to delay registration, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registration of such other securities. No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under Section 2.1.

          (b) Priority in Incidental Registrations. In a registration pursuant to this Section 2.2 involving an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, by or through one or more underwriters of recognized standing, if the managing underwriter of such underwritten offering shall inform the Company and the Holders of the Registrable Securities requesting registration in such offering by letter of its belief that the number or type of securities to be included in such registration would materially adversely affect its ability to effect such offering, then the Company will be required to include in such registration only that number and type of Registrable Securities which it is so advised can be sold in such offering, drawn pro rata from the Holders of the Registrable Securities requesting such registration on the basis of the percentage of the Registrable Securities held by the Holders of Registrable Securities which have requested that such securities be included, without prejudice, however, to the rights (if any) of Holders to request that such registration be effected as a registration under Section 2.1.

     2.3 Registration Procedures. In connection with the Company's obligations pursuant to Sections 2.1 and 2.2 hereof, the Company will use best efforts to effect such registrations to permit the sale of Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as reasonably possible:

          (a) prepare and file with the Commission, a registration statement or registration statements on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause such registration statement to become effective and to remain continuously effective for a period of sixty (60) days following the date on which such registration statement is declared effective; provided, however, that the Company shall have no obligation to maintain the effectiveness of such registration statement after the sale of all Registrable Securities registered thereunder;

          (b) prepare and file with the Commission such amendments and post-effective amendments to a registration statement as may be necessary to keep such registration statement effective for the applicable period; and cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

          (c) notify the selling Holders of Registrable Securities, and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment when the same has become effective, (ii) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information,
(iii) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company made as contemplated by paragraph (l) below cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event which requires the making of any changes in a registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (vii) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate;

          (d) make every best effort to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

          (e) if requested by the managing underwriters or any Holder of Registrable Securities being sold in connection with an underwritten offering, immediately incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and such Holder agree should be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and any other terms of the offering; make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and supplement or make amendments to any registration statement relating to the sale and distribution of the Registrable Securities if requested by any Holder of Registrable Securities covered by such registration statement or any underwriter of such Registrable Securities;

          (f) furnish to each selling Holder of Registrable Securities and each managing underwriter, without charge, at least one signed copy of the registration statement or statements and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (g)  deliver  to  each  Holder  of  Registrable   Securities  and  the
underwriters, if any, without charge, as many copies of the prospectus or prospectuses (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of such prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such prospectus or any amendment or supplement thereto;

          (h) prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the managing underwriter, in the case of an underwritten offering, or the selling Holder, in the case of any other offering, reasonably requests in writing; keep each such registration or qualification effective during the period such registration statement is required to be kept effective and do any and all other reasonable acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable registration statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

          (i) cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends unless required by applicable law; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

          (j) use its best efforts to cause the Registrable Securities covered by the applicable registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

          (k) upon the occurrence of any event contemplated by paragraph (c)(vi) above, prepare a supplement or post-effective amendment to the applicable registration statement or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (l) enter into such agreements and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the Holders of such Registrable Securities with respect to the registration statement, prospectus and documents incorporated by reference, if any, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain the opinions of counsel to the Company and updates thereof with respect to the registration statement and the prospectus in the form, scope and substance which are customarily made in underwritten offerings;
(iii) in the case of an underwritten offering, enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and obtain opinions of counsel to the Company and updates thereof addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;
(iv) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller (and the underwriters, if any) of (x) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), and (y) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have audited the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller (or the underwriters, if any) may reasonably request; (v) if an underwriting agreement is entered into, the same shall set forth in full the indemnification and contribution provisions and procedures of Section 2.7 hereof with respect to all parties to be indemnified pursuant to said section, with such other provisions regarding indemnification and contribution as are customary and acceptable to the underwriters, the Holders of a majority of the Registrable Securities to be sold and the Company; and (vi) the Company shall deliver such certificates of its officers as may be reasonably requested by the Holders of a majority of the Registrable Securities to be sold and the managing underwriters, if any, to evidence compliance with this clause (l) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

          (m) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than ninety (90) days after the end of any twelve (12) month period (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwriting offering and (ii) beginning with the first day of the Company's first fiscal quarter next succeeding each sale of Registrable Securities after the effective date of a registration statement, which statements shall cover said twelve (12) month periods;

          (n) use its best efforts to cause all such Registrable Securities to be listed on each securities exchange (including for this purpose the National Association of Securities Dealers Automated Quotation System), if any, on which Registrable Securities of the type then being registered are listed;

          (o) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

          (p) cause its officers to participate in such information and marketing meetings as the managing underwriter, in case of an underwritten offering, or the selling Holders, in the case of any other offering, reasonably request.

     Each Holder of Registrable Securities as to which any registration is being effected shall furnish to the Company in writing such information regarding such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing in order to comply with the Securities Act, which writing shall state that such information is being provided specifically for use in the preparation of the related registration statement. Each Holder of Registrable Securities as to which any registration is being effected agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the happening of any event in either case as a result of which any prospectus relating to such registration contains an untrue statement of a material fact regarding such Holder or the distribution of such Registrable Securities or omits to state any material fact regarding such Holder or the distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and to promptly furnish to the Company any additional information required to correct and update any previously furnished information or required such that such prospectus shall not contain, with respect to such Holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

     Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 2.3(c)(ii), (iii), (v), (vi) or (vii) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such registration statement or prospectus until such Holder's receipt of the copies of the supplemented or amended prospectus relating to such registration statement or prospectus, or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in such Prospectus, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering the Registrable Securities current at the time of receipt of such notice.

     2.4 Underwritten Offerings.

          (a) Demand Underwritten Offerings. In the event that a registration pursuant to Section 2.1 is for a registered public offering involving an underwriting, the Company shall so advise each Holder of Registrable Securities as part of the notice given pursuant to Section 2.1(a). In such event, the right of any such Holder pursuant to Section 2.1 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 2.4.

     In any such underwritten offering, sales shall be made through a nationally recognized investment banking firm (or syndicate managed by such firm) selected by the Initiating Holders pursuant to Section 2.1 and approved by the Company and the Company shall enter into an underwriting agreement as provided in
Section 2.3(l). The Holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders of Registrable Securities. Any such Holder of Registrable Securities shall be required to make representations and warranties to and agreements with the Company and the underwriters regarding only such Holder, such Holder's Registrable Securities and such Holder's intended method of distribution and any other representation required by law.

          (b) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any Holder of Registrable Securities as provided in Section 2.2 and subject to the provisions of Section 2.2(b), use best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Holder among the securities to be distributed by such underwriters. The Holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders of Registrable Securities. Any such Holder of Registrable Securities shall be required to make representations and warranties to and agreements with the Company and the underwriters regarding only such Holder, such Holder's Registrable Securities and such Holder's intended method of distribution and any other representation required by law.

     2.5 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, and upon the request of the Holders of Registrable Securities to be registered under such registration statement after notice thereof by the Company, the Company will give the Holders of Registrable Securities to be registered under such registration statement, their underwriters, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such reasonable access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of such Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     2.6 Limitations, Conditions and Qualifications to Obligations Under Registration Covenants. The obligations of the Company to use its best efforts to cause the Registrable Securities to be registered under the Securities Act are subject to each of the following limitations, conditions and qualifications:

          (a) The Company shall be entitled to postpone for a reasonable period of time (but not exceeding ninety (90) days) the filing or effectiveness of any registration statement otherwise required to be prepared and filed by it pursuant to Section 2.1 if the Company determines, in its reasonable judgment, that (i) the Company is in possession of material information that has not been disclosed to the public and the Company reasonably deems it to be advisable not to disclose such information at such time in a registration statement or (ii) such registration and offering would materially and adversely affect any financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its Affiliates (as defined in the rules and regulations adopted under the Exchange Act) and, in any such case, the Company promptly gives the requesting Holders of Registrable Securities written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay or (iii) such other cause as the Company shall have been advised by its investment banker make it undesirable or unpracticable to proceed with the offering. If the Company shall so postpone the filing of a registration statement, the requesting Holders of Registrable Securities shall have the right to withdraw the request for registration by giving written notice to the Company within thirty (30) days after receipt of the notice of postponement and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which Holders are entitled pursuant to Section 2.1 hereof.

          (b) Holders of Registrable Securities shall use all reasonable efforts to effect as wide a distribution of the Registrable Securities as reasonably practicable, including, if such distribution is pursuant to any underwritten offering, using reasonable efforts to secure the agreement of the underwriters to the same effect.

          (c) No Holder of Registrable Securities may participate in any underwritten offering hereunder unless such Holder (i) agrees to sell such

Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements, (ii) agrees not to sell Common Stock of the Company in a public offering for a period of ninety (90) days after the date of the offering, without the prior consent of the managing underwriter of the offering, and (iii) completes and executes all questionnaires, custody agreements, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     2.7 Indemnification and Contribution.

          (a) Indemnification by the Company. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement at a time that the Holders own in the aggregate (prior to such registration) less than twenty-five (25) percent of outstanding Common Stock of the Company, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, the Holder of any Registrable Securities whose Registrable Securities are covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages, liabilities and expenses, joint or several, (or actions or proceedings, whether commenced or threatened, in respect thereof) to which they or any of them may become subject under the Securities Act or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, and to reimburse them for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement relating to the sale of such securities or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under Blue Sky or other securities laws of jurisdictions in which the Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used prior to the effective date of such registration statement (unless such statement is corrected in the final prospectus and the Company has previously furnished copies thereof to the Holder of Registrable Securities seeking such indemnification and the underwriters), or contained in the final prospectus (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) if used within the period during which the Company is required to keep the registration statement to which such prospectus relates current, or the omission or alleged omission to state therein (if so used) a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnification agreement contained herein shall not
(i) apply to such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such seller or such underwriter specifically stating that it is for use in connection with preparation of the registration statement, any preliminary prospectus or final prospectus contained in the registration statement, any such amendment or supplement thereto or any Blue Sky Filing or
(ii) inure to the benefit of any underwriter or any person controlling such underwriter, to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus.

     Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, controlling person or underwriter and shall survive the transfer of such securities by such seller.

          (b) Indemnification by the Company of Costs and Expenses of Defense. In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will and hereby does indemnify and hold harmless, to the fullest extent permitted by law, the Holder of any Registrable Securities whose Registrable Securities are covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against the costs and expenses of defending any claims, joint or several, (or actions or proceedings, whether commenced or threatened, in respect thereof) to which they or any of them may become subject under the Securities Act or any other statute or common law, and to reimburse them for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such claims, expenses or actions arise out of or are based upon matters of the type indemnified for in subdivision (a) of this Section 2.7 (without regard to the percentage ownership by the Holders of the outstanding Common Stock of the Company).

          (c) Indemnification by the Sellers. Each Holder selling Registrable Securities in any registration statement filed pursuant to Section 2.1 or 2.2 will, and hereby does, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.7(a)) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement in, or omission or alleged omission from, such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller. In no event shall any indemnity paid by a Holder to the Company pursuant to this Section 2.7(c), or otherwise, exceed the proceeds received by such Holder in such offering.

          (d) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.7, except to the extent that the indemnifying party is actually prejudiced in any material respect by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of reasonable investigation. In the event that the indemnifying party advises an indemnified party that it will contest a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully informed at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense, except that the indemnifying party shall be liable for such costs and expenses if, in such indemnified party's reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist as described above. If the indemnifying party does not assume such defense, the indemnified party shall keep the indemnifying party informed at all times as to the status of the defense; provided, however, that the failure to keep the indemnifying party so informed shall not affect the obligations of the indemnifying party hereunder. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          (e) Indemnification  Payments.  The  indemnification  required by this
Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          (f) Contribution. If the indemnification provided for in the preceding subdivisions of this Section 2.7 is unavailable to or insufficient to hold harmless a party otherwise entitled to be indemnified thereunder in respect to any losses, claims, damages and expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) referred to therein, then the Company and the Holders selling Registrable Securities in such registration statement shall contribute to the amount paid or payable by such party as a result of such losses, claims, damages, liabilities, expenses or actions in such proportion as is appropriate to reflect the relative fault of each of (i) the Company and (ii) such sellers in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities, expenses or actions. The relative fault of the Company and such sellers shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such sellers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and such sellers agree that it would not be just and equitable if contributions pursuant to this subdivision (f) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subdivision (f). Notwithstanding the provisions of this subdivision (f), no such seller shall be required to contribute any amount in excess of the amount by which the proceeds received by such seller from Registrable Securities sold by it pursuant to such registration statement exceeds that amount of any damages which such seller has otherwise paid or become liable to pay by reason of any untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this subdivision (f), each director of the Company, each officer of the Company who signed such registration statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall (in addition to any other rights of contribution) have the same rights to contribution as the Company; and each person, if any, who controls any such seller within the meaning of Section 15 of the Securities Act shall (in addition to any other rights of contribution) have the same rights to contribution as such seller.

          (g) Other Rights, Liabilities. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the indemnified party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

     2.8 Adjustments Affecting Registrable Securities. During any period commencing on either (i) the date a request for a demand registration has been made pursuant to Section 2.1(a) hereof or (ii) the date on which any Holder of Registrable Securities makes written request in accordance with the terms of
Section 2.2(a) hereof to have its Registrable Shares registered, and in either event, terminating on the date which is the earlier of (i) 365 days after the date on which the registration statement registering such Registrable Securities becomes effective and (ii) the date on which all Registrable Securities registered under such registration statement are sold, transferred or disposed of, the Company will not effect, permit to occur or announce any future intent to effect or permit to occur, any combination or subdivision of shares which would materially adversely affect the ability of the Holders of Registrable Securities to include Registrable Securities in any registration of securities contemplated by this Section 2 or the marketability of Registrable Securities under any such registration.

     2.9 Registration Expenses. All expenses incident to the Company's performance of or compliance with Section 2.1 of this Agreement, including without limitation all registration and filing fees, including fees with respect to filings required to be made with the National Association of Securities

Dealers, Inc., fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters), printing expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel of the Company and of all independent public accountants of the Company (including the expenses of any special audit and "comfort" letters required by or incident to such performance), and fees and expenses of other Persons retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Holders whether or not any of the registration statements becomes effective. All Registration Expenses incident to the Company's performance or compliance with Section 2.2 of this Agreement (other than registration filing fees for shares to be offered by Holders) will be borne by the Company. The Company will in each case pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

                                   ARTICLE III
                                    RULE 144

     The Company shall take all actions reasonably necessary to enable Holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission including filing on a timely basis all reports required to be filed by the Exchange Act. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.


                                   ARTICLE IV
                             AMENDMENTS AND WAIVERS

     This Agreement may be amended with the consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holder or Holders of a majority of the Registrable Securities then outstanding. Each

Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Article IV, whether or not such securities all have been marked to indicate such consent.


                                    ARTICLE V
                               REGISTRATION RIGHTS

     The Company covenants that it will not grant any right of registration under the Securities Act relating to any of its shares of capital stock or other securities to any Person other than pursuant to this Agreement, unless (i) the rights so granted to another Person do not limit or restrict the right of the Holders to request three (3) demand registrations as provided for in Section 2.1 hereof at such times and covering such amount of Registrable Securities as the Holders determine in their sole judgment (except as such timing or amount of Registrable Securities may otherwise be limited by the express terms of this Agreement) and (ii) the rights so granted to another Person do not limit or restrict the rights granted pursuant to Section 2.2 hereof to any Holders of Registrable Securities to have such Registrable Securities included in any registration by the Company under the Securities Act of any of its securities for its own account (except as such rights of Holders of Registrable Securities are otherwise expressly limited by the terms of this Agreement).


                                   ARTICLE VI
                                     NOTICES

     All notices or other communications required or permitted to be given under this Agreement shall be in writing. Notices may be served by certified or registered mail, postage paid with return receipt requested; by private courier, prepaid; by telex, facsimile, or other telecommunication device capable of transmitting or creating a written record; or personally. Mailed notices shall be deemed delivered five (5) days after mailing, properly addressed. Couriered notices shall be deemed delivered when delivered as addressed, or if the addressee refuses delivery, when presented for delivery notwithstanding such refusal. Telex or telecommunicated notices shall be deemed delivered when receipt is either confirmed by confirming transmission equipment or acknowledged by the addressee or its office. Personal delivery shall be effective when accomplished. Unless a party change its address by giving notice to the other party as provided herein, notices shall be delivered to the parties as follows:
(i) if addressed to PFS, at the address set forth in the Loan Agreement, or at such other address as PFS shall have furnished to the Company in writing, or
(ii) if addressed to any other Holder of Registrable Securities, at the address that such Holder shall have furnished to the Company in writing, or, until any such other Holder so furnishes to the Company an address, then to and at the address of the last Holder of such securities who has furnished an address to the Company, or (iii) if addressed to the Company, at the address set forth in the Loan Agreement, or at such other address, or to the attention of such other officer, as the Company shall have furnished to PFS in accordance with the Loan Agreement.


                                   ARTICLE VII
                                   ASSIGNMENT

     This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and, with respect to the Company, its respective successors and assigns and, with respect to the Holders, any Holder of any Registrable Securities. Furthermore, the rights of a Holder under this Agreement may be assigned by such Holder at its sole discretion (and thereupon by such assignee) without the consent of the Company to any Person who purchases or otherwise duly receives title to ten percent (10%) or more of the Registrable Securities then outstanding, provided that such assignee agrees in writing to be bound by the terms of this Agreement.


                                  ARTICLE VIII
                              DESCRIPTIVE HEADINGS

     The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.


                                   ARTICLE IX
                                  GOVERNING LAW

     THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF UTAH.

                                    ARTICLE X
                                  COUNTERPARTS

     This   Agreement   may  be  executed   simultaneously   in  any  number  of
counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                       COVOL TECHNOLOGIES, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


                                       PACIFICORP FINANCIAL SERVICES, INC.


                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------